UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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SANTA FE FINANCIAL CORPORATION
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santa fe financial corporation

10940 Wilshire Blvd., Suite 2150

los angeles, California 90024

(310) 889-2500

Notice of annual meeting of shareholders
to be held on february 19, 2015

To the Shareholders of Santa Fe Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Santa Fe Financial Corporation (“Santa Fe” or the “Company”) will be held on February 19, 2015 at 10:30 A.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 for the purpose of considering and acting on the following:

(1)	To elect three Directors to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified;

(2)	To ratify the retention of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015;

(3)	To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on January 12, 2015 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

By Order of the Board of Directors,

Clyde W. Tinnen
Acting Secretary

January 22, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on February 19, 2015. The Company’s Proxy, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2014 are also available on the Santa Fe page of its parent company’s website at: www.intgla.com

SANTA FE FINANCIAL CORPORATION

10940 Wilshire Blvd., Suite 2150

los angeles, California 90024

(310) 889-2500

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 19, 2015

The Board of Directors of Santa Fe Financial Corporation (the “Company” or “Santa Fe”) is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held February 19, 2015 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about January 22, 2015. Only shareholders of record at the close of business on January 12, 2015 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on January 12, 2015. There were 1,241,810 shares of common stock outstanding on that date. A majority, or 620,906 shares will constitute a quorum for the transaction of business at this meeting. Each share is entitled to one vote on each matter to be presented at the meeting. The affirmative vote of the holders of the majority of the shares of the Company’s stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other proposals being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company's bylaws set the number of directors at three. We propose to elect three directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. The Board of Directors has nominated John V. Winfield, John C. Love and William J. Nance. The persons named in the enclosed form of proxy will vote for the election of the nominees listed below unless you instruct otherwise, or a nominee is unable or unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors. Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominee by so indicating in the manner described in the form of proxy.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

Name	Age	Position with the Company	Director Since	Shares of Common Stock Beneficially Owned on January 12, 2015		Percent of Class(1)

John V. Winfield (2)	68	Chairman, President and Chief Executive Officer	1995	1,057,377	(2)	85.1%

William J. Nance	71	Director	1996	0	(3)	0.0%

John C. Love	74	Director	1998	0	(3)	0.0%

Clyde W. Tinnen	42	Acting Secretary	N/A	0		0.0%

David T. Nguyen	40	Treasurer and Controller	N/A	0		0.0%

All of the above as a group				1,057,377		85.1%

(1) Based on 1,241,810 shares of common stock issued and outstanding as of January 12, 2015.

(2) John V. Winfield is the sole beneficial owner of 49,400 shares of common stock. The InterGroup Corporation ("InterGroup") is the beneficial owner of 1,007,977 shares of common stock. As the President, Chairman of the Board and a 62.3% shareholder of InterGroup, Mr. Winfield has voting and dispositive power with respect to the shares of Santa Fe owned of record and beneficially by InterGroup.

(3) William J. Nance is a 2.3% beneficial shareholder of InterGroup as well as a Director thereof. John C. Love is also a Director of InterGroup and a 0.8% beneficial shareholder of InterGroup.

Security Ownership of Management in Subsidiary

As of January 12, 2015, Santa Fe was the record and beneficial owner of 505,437 shares of the common stock of Portsmouth Square, Inc. (“Portsmouth”) and Santa Fe’s parent company, InterGroup was the record owner of 95,847 shares of Portsmouth, representing approximately 81.9% of the outstanding common shares of Portsmouth. The President and Chairman of the Board of Santa Fe and InterGroup has voting power with respect to common shares of Portsmouth owned by Santa Fe and InterGroup. No other director or executive officer of Santa Fe has a beneficial interest in Portsmouth's shares.

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Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield — Mr. Winfield was first elected to the Board in May of 1995 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having been appointed as such in April 1996. Mr. Winfield is also the Chairman of the Board, President and Chief Executive Officer of the Company's subsidiary, Portsmouth, having held those positions since May of 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation (“InterGroup”), a public company, and has held those positions since 1987. Mr. Winfield also serves as Chairman of the Board of Comstock Mining, Inc. (NYSE MKT: LODE), a public company in which he was elected a Director on June 23, 2011. Mr. Winfield’s extensive experience as an entrepreneur and investor, as well as his managerial and leadership experience from serving as a chief executive officer and director of public companies, led to the Board’s conclusion that he should serve as a director of the Company.

John C. Love — Mr. Love was appointed a Director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster and, for the last 30 years, a lecturer in hospitality industry management control systems and competition & strategy at Golden Gate University and San Francisco State University. He is Chairman Emeritus of the Board of Trustees of Golden Gate University and the Executive Secretary of the Hotel and Restaurant Foundation. Mr. Love is also a Director of Portsmouth, having first been appointed in March 1998 and a Director of InterGroup, having first been appointed in January 1998. Mr. Love’s extensive experience as a CPA and in the hospitality industry, including teaching at the university level for the last 30 years in management control systems, and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

William J. Nance — Mr. Nance was first elected to the Board in May of 1996. Mr. Nance is also a director of Portsmouth. Mr. Nance is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhal & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is also Director of InterGroup, and has held such position since 1984. Mr. Nance also serves as a director of Comstock Mining, Inc. Mr. Nance’s extensive experience as a CPA and in numerous phases of the real estate industry, his business and management experience gained in running his own businesses, his service as a director and audit committee member for other public companies and his knowledge and understanding of finance and financial reporting, led to the Board’s conclusion that he should serve as a director of the Company.

Clyde W. Tinnen – Mr. Tinnen was appointed as Secretary of the Company on December 14, 2014. Mr. Tinnen also serves as Secretary of InterGroup and Santa Fe, having been appointed to those positions on December 14, 2014. Mr. Tinnen is a corporate partner at the law firm of Kelley Drye & Warren LLP, where he has been employed since January 2010, after previously working as a corporate associate with the law firm of Cravath, Swaine & Moore LLP from September 2006 to December 2009.

David T. Nguyen – Mr. Nguyen was appointed as Treasurer of the Company on February 27, 2003. Mr. Nguyen also serves as Treasurer of InterGroup and Portsmouth, having been appointed to those positions on February 26, 2003 and February 27, 2003, respectively. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen has also served as the Company's Controller from 1999 to December 2001 and from December 2002 to present.

Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

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Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.

BOARD AND COMMITTEE INFORMATION

Board of Directors:

Santa Fe is an unlisted company and a Smaller Reporting Company under rules and regulations of the Securities and Exchange Commission (“SEC”). The majority of its Board of Directors consists of “independent” directors as independence is defined by the applicable rules and regulations of the SEC. The Board of Directors held four meetings during the 2014 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 2014 Fiscal Year.

Board Leadership Structure

The Chairman of the Board, Mr. Winfield, also serves as our Chief Executive Officer. The Board believes that combining the Chairman and Chief Executive officer roles is the most appropriate structure for the Company at this time because (i) this structure has had a longstanding history with the Company, which the Board believes has served our stockholders well through many economic cycles and business challenges; (ii) the Board believes Mr. Winfield’s unique business experience and history with the Company makes it appropriate for him to serve in both capacities; and (iii) the Board believes its corporate government processes and committee structures preserve Board independence by insuring independent discussions among directors and independent evaluation of, and communications with, members of senior management such that separation of the Chairman and Chief Executive Officer roles is unnecessary at this time.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company’s directors attended the fiscal 2014 annual meeting of shareholders.

Committees:

Santa Fe has established two standing committees, a Securities Investment Committee and an Audit Committee. The Company does not have any standing nominating or compensation committees of the Board of Directors. Executive compensation is determined by the independent members of the Board. New director nominations, if any, will be considered and determined by the Board of Directors. The Company has no policy with regard to consideration of any director candidates recommended by security holders. As a small business issuer that has approximately 84% of its voting securities controlled by one shareholder, the Company has not deemed it appropriate to institute such a policy.

Audit Committee. Santa Fe is an unlisted company and Smaller Reporting Company under SEC rules. The Company’s Audit Committee is currently comprised of Messrs. Nance (Chairperson) and Love, each of whom are independent directors as independence is defined by the applicable rules and regulations of the SEC and NASDAQ, and as may be modified or supplemented. Each of these directors also meets the audit committee financial expert test based on their qualifications and business experience discussed above. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial processes generally. The Audit Committee is responsible for the selection and retention of the Company’s independent registered public accounting firm. The Audit Committee held six meetings during the 2014 fiscal year.

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The Company’s Board of Directors has adopted a written charter for the Audit Committee, a copy of that written charter, as amended, is posted on the Santa Fe page of its parent company’s website www.intgla.com.

Securities Investment Committee. On March 17, 1998, the Company established a Securities Investment Committee to establish guidelines and to review the Company’s investment policies. The Committee consists of all the members of the Board, with Mr. Winfield serving as Chairperson. During fiscal 2014, the Securities Investment Committee held three meetings, in person, telephonically or by written consent with, all members attending each meeting.

Code of Ethics.

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on the Santa Fe page of its parent company’s website at www.intgla.com. The Company will provide to any person without charge, upon request, a copy of its Code of Ethics by sending such request to: Santa Fe Financial Corporation, Attn: Treasurer, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. The Company will promptly disclose any amendments or waivers to its Code of Ethics on Form 8-K and will post such information on its website.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2014 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

As a Smaller Reporting Company, Santa Fe has no compensation committee. Executive Officer compensation is set by independent members of the Board of Directors. The Board seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Board has not engaged any compensation consultants in determining the amount or form of executive or director compensation, but does review and monitor published compensation surveys and studies. The Board may delegate to the Company’s Chief Executive Officer the authority determine the compensation of certain executive officers.

Santa Fe has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Santa Fe and any executive officer, and there are no termination-of-employment or change-in-control arrangements.

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company’s principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company for each of the Company’s last two competed fiscal years ended June 30, 2014 and 2013. No stock awards, long-term compensation, options or stock appreciation rights were granted to any of the named executive officers during the last two fiscal years.

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SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal Position	Fiscal Year	Salary		Bonus	All Other Compensation		Total

John V. Winfield	2014	$329,500	(1)	-	$43,000	(2)	$472,500	(1)
Chairman; President and	2013	$267,000	(1)	-	$43,000	(2)	$310,000	(1)
Chief Executive Officer

Michael G. Zybala (5)	2014	$143,000		-	$50,000	(6)	$193,000	(3)
Vice President, Secretary	2013	$135,000		$18,000	-		$153,000	(3)
and General Counsel

David T. Nguyen	2014	$90,000		$10,000			$98,000	(4)
Treasurer and Controller	2013	$90,000		$10,000			$100,000	(4)
(Principal Financial Officer)

(1) Includes salary and director’s fees received from the Company’s subsidiary, Portsmouth, in the amounts of $259,000 and $134,000 for the fiscal years ended June 30, 2014 and 2013, respectively and directors fees in the amount of $6,000 per year paid by Santa Fe. Does not include compensation received from Santa Fe’s parent corporation, InterGroup, of $318,000 and $255,000 for the fiscal years ended June 30, 2014 and 2013, respectively.

(2) During fiscal 2014 and 2013, the Company and Portsmouth also paid combined annual premiums of $43,000, for each respective year, for split dollar whole life insurance policies, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield’s family. Portsmouth’s share of those premiums was $17,000 per year. These policies were obtained in December 1998 and provide for an aggregate death benefit of $2,500,000. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

(3) Includes salary and bonus paid by Portsmouth in the aggregate amount of $176,000 and $123,000 for fiscal years ended June 30, 2014 and 2013, respectively. Does not include $25,000 and $47,000 paid by Santa Fe’s parent company, InterGroup, for fiscal years 2014 and 2013, respectively.

(4) Includes salary and bonus paid by Portsmouth in the amount of $49,000 and $50,000 for fiscal years ended June 30, 2014 and 2013, respectively. Does not include $98,000 and $100,000 paid by Santa Fe’s parent company, InterGroup, for fiscal years 2014 and 2013, respectively.

(5) In April 2014, Michael G. Zybala passed away.

(6) In connection with the redemption of limited partnership interests of Justice, the partnership agreed to pay a total of $1,550,000 in fees to certain officers and directors of the Company for services rendered in connection with the redemption of partnership interests, refinancing of Justice’s properties and reorganization of Justice Investors. The first payment under this agreement was made concurrently with the closing of the loan agreements, with the remaining payments due upon Justice having adequate available cash.

As a Smaller Reporting Company, Santa Fe has no compensation committee. Executive Officer compensation is set by disinterested members of the Board of Directors. Santa Fe has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Santa Fe and any executive officer, and there are no termination-of-employment or change-in-control arrangements.

In fiscal year ended June 30, 2004, the disinterested members of the Boards of Directors of the Company and its subsidiary, Portsmouth, established a performance based compensation program for the Company’s CEO to keep and retain his services as a direct and active manager of the Company’s securities portfolio. Pursuant to the current criteria established by the Board, Mr. Winfield is entitled to performance based compensation for his management of the Company’s securities portfolio equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published in the Wall Street Journal) plus 2%. Compensation amounts are calculated and paid quarterly based on the results of the Company’s investment portfolio for that quarter. Should the Company have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be further modified or terminated at the discretion of the respective Boards of Directors. The Company’s CEO did not earn any performance based compensation for the years ended June 30, 2014 and 2013.

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Outstanding Equity Awards at Fiscal Year End

The Company did not have any outstanding equity awards at the end of its fiscal year ended June 30, 2014 and has no equity compensation plans in effect.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. For fiscal years 2014 and 2013, no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.

SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

At its Fiscal 2010 Annual Meeting of Shareholders held on February 24, 2011, the Company submitted to its shareholders two proposals regarding executive compensation. The first proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2010 was approved by the shareholders, having received more than 98% of the shares voted at the meeting in favor of the proposal. The second proposal was to determine, in a non-binding vote, whether a shareholder advisory vote to approve the compensation of the Company’s executive officers should occur every one, two or three years. The shareholders overwhelmingly voted in favor of three years as the frequency in which the Company should have an advisory vote on executive compensation with more than 88% percent of the shares voted at the meeting being in favor of three years. The Board of Directors considered the guidance provided by those advisory votes and set three years as the frequency in which it will have a non-binding vote on executive compensation.

Accordingly, the Company submitted a proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2013, at its Fiscal 2013 Annual Meeting of Shareholders held on February 20, 2014. That proposal was approved by the shareholders, having received more than 99% of the shares voted at the meeting in favor of the proposal. The Board of Directors considered the results of the advisory vote in reviewing our executive compensation program, noting the high level of shareholder support, and elected to continue the same principles and objectives in determining the types and amounts of compensation to be paid to our named executive officers in 2014. The Board of Directors will continue to focus on responsible executive compensation practices that attract, motivate and retain high performance executives, reward those executives for the achievement of long-term performance and support our other executive compensation objectives.

DIRECTOR COMPENSATION

The bylaws of Santa Fe permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985. Members of the Company’s Audit Committee also receive a fee of $500 per quarter. Directors and Committee members are also reimbursed for their out-of-pocket travel costs to attend meetings. The Board will review and may adjust Director and Committee Compensation from time to time to assure that the Company can continue to attract and retain qualified directors.

The following table provides information concerning compensation awarded to, earned by, or paid to the Company’s directors for the fiscal year ended June 30, 2014.

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DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash		All Other Compensation		Total

John C. Love	$52,000	(1)	$50,000	(2)	$102,000

William J. Nance	$52,000	(1)	$50,000	(2)	$102,000

John V. Winfield(2)	-		-		-

(1) Mr. Love and Mr. Nance also serve as directors of the Company’s subsidiary, Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $36,000 in special hotel committee fees paid to Mr. Love and Mr. Nance by Portsmouth related to the oversight of its Hotel asset.

(2) In connection with the redemption of limited partnership interests of Justice, the partnership agreed to pay a total of $1,550,000 in fees to certain officers and directors of the Company for services rendered in connection with the redemption of partnership interests, refinancing of Justice’s properties and reorganization of Justice Investors. The first payment under this agreement was made concurrently with the closing of the loan agreements, with the remaining payments due upon Justice having adequate available cash.

(3) As an executive officer, Mr. Winfield’s directors fees are reported in the Summary Compensation Table.

Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of January 12, 2015, Santa Fe and InterGroup owned 81.9% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 85.1% of the voting stock of Santa Fe. All of the Company’s Directors serve as directors of InterGroup and all three of the Company’s Directors serve on the Board of Portsmouth.

As of June 30, 2014, the Company has a note receivable from InterGroup in the amount of $634,000. The interest rate on the note is fixed at 4.85% and the note matures in December 2020.

Certain costs and expenses, primarily administrative salaries, rent and insurance, are allocated among the Company, its subsidiary, Portsmouth, and parent company, InterGroup, based on management’s estimate of the pro rata utilization of resources. During each of the fiscal years ended June 30, 2014 and 2013, the Company and Portsmouth made payments to InterGroup of approximately $144,000 for administrative costs and reimbursement of direct and indirect costs associated with the management of the Companies and their investments, including the partnership asset.

As Chairman of the Securities Investment Committee, the Company’s President and Chief Executive officer, John V. Winfield, directs the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Portsmouth and InterGroup and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Portsmouth and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Portsmouth and InterGroup, at risk in connection with investment decisions made on behalf of the Company.

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In December 1998, Board of Directors authorized the Company to obtain whole life insurance and split dollar insurance policies covering the Company’s President and Chief Executive Officer, Mr. Winfield. During fiscal years 2014 and 2013, the Company paid annual premiums of $25,500 for the split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield’s family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary. During fiscal 2014 and 2013, Portsmouth paid annual premiums of $17,000 for a split dollar policy also covering Mr. Winfield. The premiums associated with that spilt dollar policy are considered additional compensation to Mr. Winfield.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families which require disclosure.

Director Independence

Santa Fe is an unlisted company and a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission (“SEC”). With the exception of the Company’s President and CEO, John V. Winfield, all of Santa Fe’s Board of Directors consists of “independent” directors as independence is defined by the applicable rules and regulations of the SEC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JOHN V. WINFIELD, JOHN C. LOVE AND WILLIAM J. NANCE AS DIRECTORS OF THE COMPANY.

PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of January 12, 2015, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of its outstanding common shares. Any voting securities owned by directors or director nominees are also disclosed under Election of Directors herein.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

The InterGroup Corporation 10940 Wilshire Blvd., Suite 2150 Los Angeles, CA 90024	1,007,977		81.2%

John V Winfield 10940 Wilshire Blvd., Suite 2150 Los Angeles, CA 90024	49,400		4.0%

The InterGroup Corporation and John V. Winfield as a group	1,057,377	(3)	85.2%

(1) Unless otherwise indicated, and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated on the basis of 1,241,810 shares of Common Stock issued and outstanding as of January 12, 2015 plus any securities that the person has a right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Pursuant to a Voting Trust Agreement dated June 30, 1998, InterGroup has the power to vote the 49,400 shares of Common Stock owned by Mr. Winfield. As President, Chairman of the Board and a 62.3% beneficial shareholder of InterGroup, Mr. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup.

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PROPOSAL 2

Ratification of the Appointment of
Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed the firm of Burr Pilger Mayer, Inc. (“BPM” formerly, Burr, Pilger & Mayer LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. BPM has served as the Company’s independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

We expect that a representative of BPM will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

AUDIT COMMITTEE REPORT

The Audit Committee’s responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; appoint and approve the compensation of the Company’s independent registered public accounting firm; review and appraise the audit efforts of the Company’s independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2014, the Company retained Burr Pilger Mayer, Inc. (“BPM”) as its independent registered public accounting firm to provide audit and audit related services. All fees and expenses paid to BPM were approved by the Audit Committee.

The Audit Committee reviewed and discussed the audited financial statements with management and BPM, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with BPM also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee has also received the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, which was also discussed with BPM.

Based on the Audit Committee’s review of the audited financial statements, and the review and discussions with management and BPM referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014 for filing with the Securities and Exchange Commission.

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THE AUDIT COMMITTEE:

WILLIAM J. NANCE, CHAIRPERSON

JOHN C. LOVE

Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2014 and 2013 for professional services rendered by Burr Pilger Mayer, Inc., the independent registered public accounting firm for the audit of the Company and its consolidated subsidiary’s annual financial statements and review of financial statements included in the Company’s Form 10-Q reports or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

	Fiscal Year
	2014	2013

Audit fees	$158,000	$151,000
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-

TOTAL:	$158,000	$151,000

Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firms’ engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANING FIRM.

OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.

SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2015 Annual Meeting of Shareholders will be held on February 25, 2016. Any shareholder proposals intended to be considered for inclusion in the proxy statement and form of proxy for presentation at the fiscal 2015 Annual Meeting must be received by the Company no later than September 25, 2014. In addition, all proposals must comply with the provisions of Rule 14a-8 adopted under Section 14(a) of the Securities Exchange act, as amended (the “Exchange Act”), which lists the requirements for inclusion of shareholder proposals in company-sponsored proxy materials. Any proposals must be submitted in writing to the following address: Corporate Secretary, Santa Financial Corporation, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. It is suggested that the proposal be submitted by certified mail – return receipt requested.

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ANNUAL REPORT ON FORM 10-K

The Annual Report on Form 10-K for the fiscal year ended June 30, 2014 accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company’s Form 10-K for the fiscal year ended June 30, 2013, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, Santa Fe Financial Corporation, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the Company on January 12, 2015. The Company’s Form 10-K and other reports are also available on the Santa Fe page of its parent company’s website at www.intgla.com and through the Securities and Exchange Commission’s website www.sec.gov.

By Order of the Board of Directors

SANTA FE FINANCIAL CORPORATION

Clyde W. Tinnen
Acting Secretary

Dated:	Los Angeles, California
January 22, 2015

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SANTA FE FINANCIAL CORPORATION

C123456789

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
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ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold
01 - John V. Winfield	☐	☐
02 - John C. Love	☐	☐
03 - William J. Nance	☐	☐

+

	For	Against	Abstain
2. Ratification of the retention of Burr Pilger Mayer, Inc. as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2015.	☐	☐	☐

3. (Other business). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 J N T

3 1 C V 2 2 3 2 2 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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01Z7ZA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SANTA FE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and William J. Nance, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Santa Fe Financial Corporation to be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on Thursday, February 19, 2015 at 10:30 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2. THE PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" PROPOSAL 2.

The undersigned hereby ratifies and Confirms all that the attorneys and proxies, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

PLEASE SIGN AND DATE ON REVERSE SIDE